March 1, 2022 Q4 & FY 2021 Financial Results Conference Call Slides

The image part with relationship ID rId17 was not found in the file. Safe Harbor Statement 1 Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: our expected cash collections for Medicare Advantage plans; our estimated memberships; our long-term opportunities for profitable growth and the expected benefits of our operational initiatives; and our 2022 annual guidance for total revenue, GAAP net loss, adjusted EBITDA, and total cash flow. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward-looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

The image part with relationship ID rId17 was not found in the file. Medicare Advantage Market Opportunity Remains Attractive; Strong Tailwinds Intact 2 (1) Source: https://www.kff.org/medicare/issue-brief/medicare-advantage-in-2021-enrollment-update-and-key-trends/ (2) Source: https://www.cbo.gov/system/files/2020-03/51302-2020-03-medicare.pdf • Increasing market penetration of MA private plans, from 31% of Medicare beneficiaries in 2016 to 51% in 2030(1) • Medicare Advantage plan enrollment expected to grow 70% market-wide between 2020 and 2030(2) (1) Medicare Enrollment and Penetration Change by Year (2) 39% 41% 42% 43% 45% 46% 47% 49% 49% 49% 50% 0% 10% 20% 30% 40% 50% 60% 0 10 20 30 40 50 60 70 80 90 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Original Medicare Medicare Advantage MA %

The image part with relationship ID rId17 was not found in the file. FY 2021 Financial Highlights 3 The decline in FY 2021 revenue and profitability was driven primarily by lower telephonic conversion rates relative to FY 2020 Online business continued to scale, driving significant enrollment growth at attractive LTVs Estimated Medicare Advantage membership at 2021 year-end grew 19% Estimated commission generating total Medicare membership of 959K grew 10% compared to year-end 2020 FY 2021 revenue declined 8% to $538.2MM compared to FY 2020; FY 2021 GAAP net loss was $104.4MM, impacted by impairments to our goodwill & intangible assets (1) Adjusted EBITDA is calculated by excluding paid-in-kind dividends and change in preferred stock redemption value, interest income and expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, restructuring and reorganization charges, amortization of intangible assets, other income (expense), impairment charges, and other non-recurring charges to GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. (2) Major Medicare plans include Medicare Advantage and Medicare Supplement plans. FY 2021 Medicare Advantage approved members increased by 3% year-over-year FY 2021 Medicare Advantage LTV of $979 increased 3% year-over- year from $952 in FY 2020 FY 2021 Adjusted EBITDA(1) of ($22.7)MM declined from positive $91.4 MM in FY 2020 Fully unassisted online submissions for Major Medicare products(2) grew 60% compared to FY 2020

The image part with relationship ID rId17 was not found in the file. eHealth MA Membership Growth 4 Medicare Advantage enrollment continues to grow as the population of eligible beneficiaries increases. Ending estimated MA membership grew 19% y/y in 2021. (1) Approved members consist of the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the period presented. Approved members may not pay for their plan and become paying members. (2) New Paying Members consist of approved members from the period presented and any periods prior to the period presented from whom we have received an initial commission payment during the period presented. (3) Estimated Ending (Paying) Membership is the number of members we estimate as of the end of the period. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 - 50,000 100,000 150,000 200,000 250,000 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Es tim at ed M A M em be rs hi p Ap pr ov ed / N ew P ay in g M A M em be rs Approved MA Members (1) New Paying MA Members (2) Estimated Ending (Paying) MA Membership (3)

The image part with relationship ID rId17 was not found in the file. Cash Collections Continue to Scale 5 Medicare estimated membership exceeded 950K, with over 630K Medicare Advantage members. Cash collections continue to outpace membership growth for Medicare Advantage and total Medicare. $- $50.00 $100.00 $150.00 $200.00 $250.00 $300.00 $350.00 $400.00 $450.00 $500.00 - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 2019 2020 2021 C as h C ol le ct p er M em be r M A Pa yi ng M em be rs hi p Year MA Paying Membership and Cash Collected Per Member Renewal Cash Collection per MA Member New Cash Collection per MA Member MA Estimated Membership $- $50.00 $100.00 $150.00 $200.00 $250.00 $300.00 $350.00 $400.00 - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2019 2020 2021 C as h C ol le ct p er M em be r M ed ic ar e Pa yi ng M em be rs hi p Year Medicare Paying Membership and Cash Collected Per Medicare Member Renewal Cash Collection per Medicare Member New Cash Collection per Medicare Member Medicare Estimated Membership

The image part with relationship ID rId17 was not found in the file. Cash Indicators Growing; Positive Tail Revenue in Each of the Last Three Years 6 404,694 533,282 632,574 FY2019 FY2020 FY2021 Estimated Paying MA Membership $242 $292 $348 FY2019 FY2020 FY2021 Cash Collections per Medicare Member $589 $792 $908 FY2019 FY2020 FY2021 Commissions Receivable (Current + Non-Current) ($MM) $88 $45 $30 FY2019 FY2020 FY2021 Consolidated Tail Adjustment Revenue ($MM) 25% CAGR 20% CAGR 24% CAGR Sustained growth in membership base, generating increasing cash per member. Positive “tail” or adjustment revenue, indicative of historical reliability of LTV estimates.

The image part with relationship ID rId17 was not found in the file. Medicare Advantage Variable Cost and Cash Collection 7 (1) Medicare Advantage (MA) variable cost and cash collections are grouped by member cohorts based on policy effective date (2) Variable cost includes variable marketing and customer care & enrollment costs allocated to the MA members (3) Cash collected are commissions for MA members. For the first year, it also includes non-commission revenue allocated to the MA product 2015 2016 2017 2018 2019 2020 Jan - Oct 2021 Cohorts Variable Cost and Cash Collection per Medicare Advantage Member Variable Cost Receivables Outstanding as of Q4 21 Renewal Cash Collected Until Q4 21 First Year Cash Collected Breakeven C ash C ollectedVa ria bl e C os t To be Collected 2019 MA cohorts have achieved break even, i.e., the upfront variable acquisition cost compared to cash collections generated by the cohort to date. These cohorts will be generating positive cash flow going forward as we continue to collect monthly renewal payments. (1) (2) (3)

The image part with relationship ID rId17 was not found in the file. Q4 & FY 2021 Revenue 8 Total revenue declined 8% on a year-over-year basis in FY 2021 due primarily to a $17.1 million decrease in Medicare commission revenue and a $27.5 million decrease in Medicare advertising revenue. Decline in approved Medicare members during the year was partially offset by a 3% increase in FY 2021 Medicare Advantage lifetime values compared to a year ago. Total Revenue $582.8 $538.2 FY2020 FY2021 Total Revenue ($MM) (8%) $ 293.3 $ 243.5 Q4-FY20 Q4-FY21 Total Revenue ($MM) (17%)

The image part with relationship ID rId17 was not found in the file. Q4 & FY 2021 Net Loss and Adj. EBITDA(1) 9 (1) Adjusted EBITDA is calculated by excluding paid-in-kind dividends and change in preferred stock redemption value, interest income and expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, restructuring and reorganization charges, amortization of intangible assets, other income (expense), impairment charges, and other non-recurring charges to GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. Exceeded expectations due to significant growth in Medicare enrollments Net Income (Loss) Adjusted EBITDA $86.7 $28.2 Q4-FY20 Q4-FY21 Adjusted EBITDA ($MM) (69%) $91.4 ($22.7) FY2020 FY2021 Adjusted EBITDA ($MM) $59.9 ($32.2) Q4-FY20 Q4-FY21 Net Income (Loss) ($MM) $45.5 ($104.4) FY2020 FY2021 Net Income (Loss) ($MM) Q4 & FY 2021 net loss was impacted by impairments to our goodwill and intangible assets, combining to $46.3 million and reflecting eHealth’s market capitalization dropping below our Shareholders Equity. These charges were excluded for the purpose of calculating Q4 and FY 2021 Adjusted EBITDA.

The image part with relationship ID rId17 was not found in the file. Q4 & FY 2021 Major Medicare Online Applications 10 (1) Major Medicare plans include Medicare Advantage and Medicare Supplement plans Major Medicare Online Unassisted Submissions 34,489 52,917 Q4-FY20 Q4-FY21 Major Medicare Online Unassisted Submissions 53% 46,988 75,303 FY2020 FY2021 Major Medicare Online Unassisted Submissions 60% Online business continues to generate strong growth. Unassisted online applications for major Medicare(1) products grew 60% year-over- year in FY 2021. 24% of Q4 2021 total major Medicare submitted applications were online unassisted, compared to 13% for Q4 2020.

The image part with relationship ID rId17 was not found in the file. Q4 & FY 2021 Medicare Segment Revenue and Profit (Loss) 11 Medicare Segment Revenue Medicare Segment Profit (Loss) (1) (1) Segment profit (loss) is calculated as revenue for the applicable segment less marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock- based compensation expense, depreciation and amortization, restructuring and reorganization charges, impairment chanrges, and amortization of intangible assets, that are directly attributable to the applicable segment and other indirect marketing and advertising, customer care and enrollment and technology and content operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring and reorganization charges, and amortization of intangible assets, allocated to the applicable segment based on usage. $269.9 $230.6 Q4-FY20 Q4-FY21 Medicare Segment Revenue ($MM) (15%) $516.8 $471.2 FY2020 FY2021 Medicare Segment Revenue ($MM) (9%) $84.8 $34.1 Q4-FY20 Q4-FY21 Medicare Segment Profit (Loss) ($MM) (60%) $108.8 ($12.0) FY2020 FY2021 Medicare Segment Profit (Loss) ($MM) Q4 and FY 2021 Medicare segment results were impacted by lower telephonic conversion rates as well as lower carrier advertising revenue. Medicare segment profit inflected to loss for FY 2021 due to these headwinds.

The image part with relationship ID rId17 was not found in the file. Q4 & FY 2021 IFP Segment Revenue and Profit 12 IFP Segment Revenue IFP Segment Profit (1) (1) Segment profit (loss) is calculated as revenue for the applicable segment less marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock- based compensation expense, depreciation and amortization, restructuring and reorganization charges, impairment charges, and amortization of intangible assets, that are directly attributable to the applicable segment and other indirect marketing and advertising, customer care and enrollment and technology and content operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring and reorganization charges, and amortization of intangible assets, allocated to the applicable segment based on usage. $23.4 $12.9 Q4-FY20 Q4-FY21 Individual, Family, and Small Business Segment Revenue ($MM) (45%) $66.0 $67.0 FY2020 FY2021 Individual, Family, and Small Business Segment Revenue ($MM) 1% $16.2 $7.2 Q4-FY20 Q4-FY21 Individual, Family, and Small Business Segment Profit ($MM) (55%) $40.3 $45.7 FY2020 FY2021 Individual, Family, and Small Business Segment Profit ($MM) 13% IFP Segment Revenue and Profit increased in FY 2021 on a y/y basis. 2021 IFP approved members increased 28% compared to FY 2020. Tail revenue within our IFP segment increased by 7% for the year.

The image part with relationship ID rId17 was not found in the file. Medicare Advantage Plan Member Turnover Trend Since Q4 2018 13 MA Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Approved Members (1) 83,376 40,741 36,576 35,171 167,073 64,898 60,477 44,999 217,278 106,884 78,569 36,836 177,469 Estimated Beginning (Paying) Membership(2) 235,268 276,357 280,763 291,171 309,180 404,694 384,513 407,243 421,237 533,282 538,716 562,905 559,235 New Paying Members(2) 62,817 49,531 36,122 33,974 116,351 86,299 57,232 44,528 136,857 140,997 77,710 38,193 109,927 Estimated Ending (Paying) Membership(3) 276,357 280,763 291,171 309,180 404,694 384,513 407,243 421,237 533,282 538,716 562,905 559,235 632,574 Medicare Advantage Plan Member Turnover(5) 21,728 45,125 25,714 15,965 20,837 106,480 34,502 30,534 24,812 135,563 53,521 41,863 36,588 Trailing Twelve Month Member Turnover(6) 95,065 89,357 102,403 108,532 107,641 168,996 177,783 192,353 196,328 225,411 244,430 255,759 267,535

The image part with relationship ID rId17 was not found in the file. Medicare Advantage Plan Member Turnover Trend Since Q4 2018 (cont’d) 14 (1) Approved members consist of the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the period presented. Approved members may not pay for their plan and become paying members. (2) Estimated Beginning (Paying) Membership is the Estimated Ending Membership for the period prior to the period of estimation. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. (3) New Paying Members consist of approved members from the period presented and any periods prior to the period presented from whom we have received an initial commission payment during the period presented. (4) Estimated Ending (Paying) Membership is the number of members we estimate as of the end of the period. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. (5) Medicare Advantage Plan Member Turnover for the period is derived as follows: Estimated Beginning Membership plus New Paying Members minus Estimated Ending Membership. (6) Trailing Twelve Month Member Turnover is the sum of Medicare Advantage Plan Member Turnover for the prior twelve months.

The image part with relationship ID rId17 was not found in the file. FY 2022 Priorities 15 Through transformative changes, reduce our cost structure while focusing on operational efficiency and excellence; we expect to return to growth in ‘23 on a substantially improved cost and operational foundation. Deploy marketing dollars in a way that will drive better economics. This includes optimizing our marketing channel mix to cut lowest ROI initiatives and focus on channels where we hold strong competitive differentiation. Slow down conventional telephonic enrollment growth, pivot to more overflow telesales carrier arrangements which requires less investment in lead generation and execute a local market-centric telesales model. Continue growing our online business and enhancing our e-commerce platform through a highly disciplined approach to tech investment. Work with carrier partners to find additional ways to create value including joint quality and retention initiatives. Pursue cost-effective diversification initiatives including stronger emphasis on our IFP and Ancillary products. 1 2 3 4 5 6

The image part with relationship ID rId17 was not found in the file. 2022 Guidance 16 2022 Full Year Guidance Range (in millions) Total Revenue $448 - $470 GAAP Net Loss $(147) - $(124) Adjusted EBITDA(1) $(64) - $(37) Total cash flow, excluding the impact of our $70 million term loan and associated costs $(140) - $(120) (1) Adjusted EBITDA is calculated by excluding paid-in-kind dividends and change in preferred stock redemption value, interest income and expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, restructuring and reorganization charges, amortization of intangible assets, other income (expense), impairment charges, and other non-recurring charges to GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles.

Confidential and proprietary Appendix

The image part with relationship ID rId17 was not found in the file. 2021 2020 2021 2020 Net income (loss) attributable to common stockholders ($39,306) $59,873 ($122,942) $45,450 Paid-in-kind dividends for preferred stock $4,563 — $12,206 — Change in preferred stock redemption value $2,591 — $6,361 — GAAP net income (loss) ($32,152) $59,873 ($104,375) $45,450 Stock-based compensation expense $7,976 $3,450 $32,857 $25,172 Depreciation and amortization (1) $5,491 $3,539 $18,331 $11,450 Amortization of intangible assets $120 $286 $536 $1,493 Restructuring and reorganization charges $1,874 — $4,878 — Impairment charges $46,344 — $46,344 — Other (income) expense, net ($244) $58 ($755) ($666) Benefit from income taxes ($1,237) $19,462 ($20,515) $8,539 Adjusted EBITDA (1) $28,172 $86,668 ($22,699) $91,438 Three Months Ended December 31, Year Ended December 31, (In thousands) Net Income (Loss) to Adjusted EBITDA Reconciliation 18 (1) In the first quarter of 2021, we revised our calculation of the adjusted EBITDA to exclude amortization of capitalized software development costs. Amortization of capitalized software development costs were $3.8 million and $2.4 million for the fourth quarter 2021 and 2020, respectively, and $12.9 million and $7.8 million for the year ended December 31, 2021 and 2020, respectively, which are included in depreciation and amortization.

The image part with relationship ID rId17 was not found in the file. Low High GAAP net loss attributable to common stockholders ($178.0) ($155.0) Impact from preferred stock $31.0 $31.0 GAAP net loss ($147.0) ($124.0) Stock-based compensation expense $31.0 $31.0 Depreciation and amortization $18.0 $18.0 Restructuring and reorganization charges $15.0 $15.0 Amortization of intangible assets $49.0 $49.0 Other income, net ($1.0) ($1.0) Benefit from income taxes ($29.0) ($25.0) Adjusted EBITDA ($64.0) ($37.0) Full Year 2022 Guidance (In millions) FY 2022 Guidance Net Loss to Adjusted EBITDA Reconciliation 19